      1                                            Exhibit 24
                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director and an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.
                                   By:       Henry B. Schacht
                                        __________________________
                                   Name:  HENRY B. SCHACHT
                                   Title: Chairman of the Board and

                                           Chief Executive Officer

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.


                                   By:       Curtland E. Fields
                                        ____________________________
                                   Name:  CURTLAND E. FIELDS
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.


                                   By:       Ephraim Brecher
                                        _______________________________
                                   Name:  EPHRAIM BRECHER
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                   By:       Jim G. Kilpatric
                                        _______________________________
                                   Name:  JIM G. KILPATRIC
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                   By:       Drew Lewis
                                        _______________________________
                                   Name:  DREW LEWIS
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.

                                   By:       Marc E. Manly
                                        ______________________________
                                   Name:  MARC E. MANLY
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 1996.


                                   By:       Donald S. Perkins
                                        _________________________________
                                   Name:  DONALD S. PERKINS
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.

                                   By:       S. L. Prendergast
                                        __________________________________
                                   Name:  S. L. PRENDERGAST
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.


                                   By:       Franklin A. Thomas
                                         _______________________________
                                   Name:  FRANKLIN A. THOMAS
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.

                                   By:       Paul Wondrasch
                                        ___________________________
                                   Name:  PAUL WONDRASCH
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                 Common Shares

Lucent Technologies Inc. Long Term                18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                 6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement               60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee            50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term           12 million
Incentive Plan

; and

     WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of July, 1996.


                                   By:       Carla Hills
                                        ___________________________________
                                   Name:  CARLA HILLS
                                   Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share ("Common Shares") set opposite each of the plans listed below:

Benefit Plan                                Common Shares

Lucent Technologies Inc. Long Term               18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement              60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee           50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term          12 million
Incentive Plan

; and

    WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of July, 1996.


                                  By:       Maureen B. Tart
                                       ____________________________
                                  Name:  MAUREEN B. TART
                                  Title:  Director

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share, set opposite each of the plans listed below:

Benefit Plan                                Common Shares

Lucent Technologies Inc. Long Term               18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement              60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee           50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term          12 million
Incentive Plan

; and

    WHEREAS, the undersigned is a director and an officer of the Company, as indicated below his signature:

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald K. Peterson, Florence L. Walsh, and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director and an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 1996.
                                  By:       Richard A. McGinn
                                        ______________________________
                                  Name:  RICHARD A. McGINN
                                  Title:  Director, President and
                                          Chief Operating Officer

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share set opposite each of the plans listed below:

Benefit Plan                                Common Shares

Lucent Technologies Inc. Long Term               18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement              60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee           50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term          12 million
Incentive Plan

; and

    WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Florence L. Walsh and James S. Lusk and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of July, 1996.

                                  By:       Donald K. Peterson
                                       ____________________________
                                  Name:  DONALD K. PETERSON
                                  Title:  Executive Vice President and
                                          Chief Financial Officer

                            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to the following number of common shares, par value $.01 per share set opposite each of the plans listed below:

Benefit Plan                                Common Shares

Lucent Technologies Inc. Long Term               18 million
Savings Plan for Management Employees

Lucent Technologies Inc. Long Term                6 million
Savings and Security Plan

Lucent Technologies Inc. Retirement              60 thousand
Savings and Profit Sharing Plan

Lucent Technologies Inc. 1996 Employee           50 million
Stock Purchase Plan

Lucent Technologies Inc. 1996 Long Term          12 million
Incentive Plan

; and

    WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Florence L. Walsh and Donald K. Peterson and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of July, 1996.


                                  By:       James S. Lusk
                                       ____________________________
                                  Name:  JAMES S. LUSK
                                  Title:  Vice President and Controller